EXHIBIT 99.1

KCAP Financial, Inc. to Release Second Quarter 2014 Financial Results on August 6th 2014; Conference Call Scheduled

NEW YORK, July 31, 2014 (GLOBE NEWSWIRE) -- KCAP Financial, Inc. (Nasdaq:KCAP) will release its financial results for second quarter ended June 30, 2014 on Wednesday, August 6, 2014. The company will host a conference call on the same day at 4:00pm Eastern.

To access the call please dial (866) 757-5630 approximately 10 minutes prior to the start of the conference call. No password is required. A live audio webcast of the conference call can be accessed via the Internet, on a listen-only basis on our Company's website www.kcapfinancial.com in the Investor Relations section under Events. The online archive of the webcast will be available after 7pm ET for approximately 90 days.

A replay of this conference call will be available from 7:00 p.m. on August 6, 2014 until 11:59 p.m. Eastern time on August 13, 2014. The dial in number for the replay is 855-859-2056 and the conference ID is 83302124.

About KCAP Financial, Inc.:

KCAP Financial, Inc. is a publicly traded, internally managed business development company. The Company's middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. The Company's wholly owned portfolio companies, Katonah Debt Advisors, L.L.C. and Trimaran Advisors, L.L.C., manage collateralized debt obligation funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments.

The KCAP Financial, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3121

KCAP Financial, Inc.'s filings with the Securities and Exchange Commission, earnings releases, press releases and other financial, operational and governance information are available on the Company's website at www.kcapfinancial.com.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this press release, as well as in future oral and written statements by management of KCAP Financial, Inc., that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.

Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans,""anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words.

Important assumptions include our ability to originate new investments, and achieve certain margins and levels of profitability, the availability of additional capital, the ability to complete additional CLO funds and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this press release should not be regarded as a representation by us that our plans or objectives will be achieved. Further information about factors that could affect our financial and other results is included in our filings with the Securities and Exchange Commission. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities of any CLO fund. Such securities have not been, and will not be, registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933.

KCAP-G

CONTACT: Jamie Lillis
         jlillis@soleburyir.com
         (203) 428-3223

         KCAP Financial, Inc.
         Investor Relations
         Denise Rodriguez
         (212) 455-8300
         info@kcapfinancial.com